Exhibit 10.1

SECOND AMENDMENT

SECOND AMENDMENT, dated as of March 22, 2018 (the “Amendment”), to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015, as further amended and restated as of August 21, 2017 and amended by a First Amendment dated as of December 12, 2017 (as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), each of the other Borrowers party thereto, the several banks and other financial institutions or entities from time to time parties to the Credit Agreement as Lenders (the “Lenders”), JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent (in such capacity, the “Canadian Administrative Agent”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Canadian Administrative Agent and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Company has requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders are willing to agree to such amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

1.                                      Defined Terms.  Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given to them in the Credit Agreement.

2.                                      Amendments to Credit Agreement.

(a)                                 Section 1.01 of the Credit Agreement is amended by adding the following definition in the appropriate alphabetical order:

“Increased Amount Date” shall mean the date, which shall be a Business Day, on which such Incremental Term Loans are requested to be made and/or increased Revolving Commitments are requested to become effective.

“Limited Conditionality Acquisition” shall have the meaning assigned to such term in Section 2.01(b)(i) hereof.

“Limited Conditionality Acquisition Agreement” shall have the meaning assigned to such term in Section 2.01(b)(i) hereof.

“Net Secured Leverage Ratio” shall mean, as of any date, the ratio, calculated as of the last day of the most recent fiscal quarter for which financial statements are available, of (i) (x) the sum of the aggregate outstanding principal amount of Secured Debt (on a consolidated basis) of the Parent and its Subsidiaries on such day less (y) the aggregate amount of cash and Liquid

Investments of the Parent and Subsidiaries on such day to (ii) EBITDA for the period of four fiscal quarters ending on such day.

“Ratio-Based Incremental Amount” shall mean an amount represented by additional Revolving Commitments to be established pursuant to Section 2.01(b) or Incremental Term Loans to be incurred pursuant to Section 2.01(c), as the case may be, that would not immediately after giving effect to the establishment or incurrence thereof ((x) assuming that the full amount of any additional Revolving Commitments have been borrowed as Revolving Loans and (y) excluding from such pro forma calculations the Net Cash Proceeds of such additional Revolving Commitments or Incremental Term Loans (if any)), cause the Net Secured Leverage Ratio, calculated on a pro forma basis as of the date of incurrence of such Indebtedness (but including for purposes of such calculation all such additional Revolving Commitments or Incremental Term Loans and any refinancings in respect thereof financed with Indebtedness as “Secured Debt” (whether or not such Indebtedness is secured)), to exceed 2.50 to 1.00.

“Subsequently Incurred Term B Loans” shall have the meaning assigned to such term in Section 2.01(c)(ii) hereof.

“Term B Loan” shall mean any Incremental Term Loan which has terms that are customary market terms for “B” term loans at the time of incurrence thereof (as determined in good faith by the Company and so designated in the applicable Incremental Facility Activation Notice).

“Term B Lender” shall mean, at any time, any Lender that holds any Term B Loans.

(b)                                 The definitions of “Australian Credit Agreement” and “Incremental Term Loans” are amended in full to read as follows:

“Australian Credit Agreement” shall mean the Syndicated Facility Agreement originally dated as of September 28, 2016, among Iron Mountain Australia Group Pty Ltd, the several banks and other financial institutions or entities from time to time parties thereto as lenders and Barclays Bank PLC as administrative agent and Barclays Bank PLC as security trustee, as amended, restated, supplemented or otherwise modified from time to time (including, without limitation, any amendment or restatement to increase the aggregate outstanding principal amount of the term loans advanced thereunder to A$343,750,000).

“Incremental Term Loans” shall mean any Loan made pursuant to Section 2.01(c), including for the avoidance of doubt any Term B Loans.

(c)                                  The second sentence of the definition of “EBITDA” is amended in full to read as follows:

For the purposes of calculating the Consolidated Leverage Ratio, the Net Secured Leverage Ratio and the ratios set forth in Sections 9.09, 9.10 and 9.11, the Parent may at its option (such option to be consistently applied with respect to each Specified Transaction), adjust EBITDA for any relevant period to give effect to any Specified Transaction on a pro forma basis (to give effect to expenses that will not be ongoing, and to the net income (and the additions and subtractions thereto referred to above) for such period of any Person (or assets) acquired or disposed of after the commencement of such period in connection with any Specified Transaction).

(d)                                 Section 2.01(b)(i) of the Credit Agreement is amended in full to read as follows:

“Notwithstanding anything to the contrary contained in this Agreement, the Company may request from time to time that the aggregate Revolving Commitments hereunder be increased, in an aggregate amount not to exceed an amount which, when aggregated with the Revolving Commitments then in effect and the outstanding Term Loans, is equal to the greater of (i) $3,260,000,000 or (ii) the Ratio-Based Incremental Amount as of the Increased Amount Date.  The Company may (I) request any of one or more of the Lenders to increase the amount of its Revolving Commitment (which request shall be in writing and sent to the Administrative Agent to forward to such Lender and shall contain the Company’s requested allocation of such increased Revolving Commitment to the US$ Commitments, the US$-Canadian Commitments and/or the Multi-Currency Commitments) and/or (II) arrange for any of one or more banks or financial institutions not a party hereto (an “Other Lender”) to become a party to and a Lender under this Agreement, provided that the identification and arrangement of such Other Lender to become a party hereto and a Lender under this Agreement shall be made in consultation with the Administrative Agent.  In no event may any Lender’s Revolving Commitment be increased without the prior written consent of such Lender, and the failure of any Lender to respond to the Company’s request for an increase shall be deemed a rejection by such Lender of the Company’s request.  The aggregate Revolving Commitments of all Lenders hereunder may not be increased, if, at the time of any proposed increase hereunder, a Default or Event of Default has occurred and is continuing; provided that, in the case of any increased Revolving Commitment the proceeds of which shall be used to consummate an Acquisition permitted by this Agreement for which the Company has determined, in good faith, that limited conditionality with respect to the financing for such Acquisition is required (any such acquisition, a “Limited Conditionality Acquisition”), the Company may elect, in lieu of satisfying the foregoing condition as of such Increased Amount Date, by notice to the Administrative Agent to satisfy the following conditions (i) as of the date of entry into the definitive documentation in respect of such Limited Conditionality Acquisition (the “Limited Conditionality Acquisition Agreement”):  (1) no Default or Event of Default shall have occurred and be continuing or would arise after giving effect thereto, (2) the representations and warranties of each Loan Party set forth in the Basic Documents shall be true and correct in all material respects (or in all respects if qualified by materiality) on and as of such date (which shall be limited to the  “specified” representations and warranties of each Loan Party set forth in the Basic Documents that are those customarily made in connection with acquisition financings (as determined by the Company and the Lenders in respect of such increased Revolving Commitments) and (3) the Company would be in pro forma compliance with Sections 9.09 through 9.11 hereof, as of the last day of the latest fiscal quarter for which financial statements are available, after giving effect to such increased Revolving Commitments to be made on the applicable Increased Amount Date (and assuming all such increased Revolving Commitments are fully drawn) as if such increase were effective on the date of entry into the Limited Conditionality Acquisition Agreement and (ii) as of the Increased Amount Date, no Default or Event of Default referred to in clause (1), (6) or (7) of Section 10.01 shall have occurred and be continuing.  Upon any request by the Company to increase the aggregate Revolving Commitments hereunder, the Company shall be deemed to have represented and warranted on and as of the date of the effectiveness of such Increased Amount Date, or as of the date of entry into the Limited Conditionality Acquisition Agreement, as applicable, that no Default or Event of Default (or, if applicable, no Default or Event of Default referred to in clause (1), (6) or (7) of Section 10.01) has occurred and is continuing.  Notwithstanding anything contained in this Agreement to the contrary, no Lender shall have any obligation whatsoever to increase the amount of its Revolving Commitment, and each Lender may at its option, unconditionally and without cause, decline to increase its Revolving Commitment.”

(e)                                  Section 2.01(c)(i) of the Credit Agreement is amended in full to read as follows:

“Notwithstanding anything to the contrary contained in this Agreement, the Company may request at any time or from time to time that any one or more Lenders (or any Other Lender) shall make Incremental Term Loans in any Multi-Currency other than Zloty in an aggregate amount (x) on any one occasion, not less than $50,000,000, and (y) at all times, not to exceed an amount which, when aggregated with the Revolving Commitments then in effect, and the outstanding Term Loans, is equal to the greater of (i) $3,260,000,000 or (ii) the Ratio-Based Incremental Amount as of the Increased Amount Date.  The Company may (I) request any of one or more of the Lenders to make Incremental Term Loans (which request shall be in writing and sent to the Administrative Agent to forward to such Lender) and/or (II) arrange for any Other Lender to become a party to and a Lender under this Agreement, provided that the identification and arrangement of such Other Lender to become a party hereto and a Lender under this Agreement shall be made in consultation with the Administrative Agent.  The Incremental Term Loans may not be made if, after giving effect to the borrowing of such Incremental Term Loans, (A) a Default or Event of Default has occurred and is continuing or (B) the Company would not be in compliance on a pro forma basis with Sections 9.09 through 9.11 hereof, as at the last day of the latest fiscal quarter for which financial statements are available, after giving effect to such Incremental Term Loans to be made on the applicable Increased Amount Date and the application of the proceeds therefrom as if made and applied as of the applicable Increased Amount Date; provided that, in the case of any Incremental Term Loans the proceeds of which shall be used to consummate a Limited Conditionality Acquisition, the Company may elect, in lieu of satisfying the foregoing conditions (A) and (B) as of such Increased Amount Date, by notice to the Administrative Agent to satisfy the following conditions (i) as of the date of entry into the Limited Conditionality Acquisition Agreement:  (1) no Default or Event of Default shall have occurred and be continuing or would arise after giving effect thereto, (2) the representations and warranties of each Loan Party set forth in the Basic Documents shall be true and correct in all material respects (or in all respects if qualified by materiality) on and as of such date (which shall be limited to the  “specified” representations and warranties of each Loan Party set forth in the Basic Documents that are those customarily made in connection with acquisition financings (as determined by the Company and the Lenders in respect of such Incremental Term Loans) and (3) the Company would be in pro forma compliance with Sections 9.09 through 9.11 hereof, as of the last day of the latest fiscal quarter for which financial statements are available, after giving effect to such Incremental Term Loans to be made on the applicable Increased Amount Date as if they were made on the date of entry into the Limited Conditionality Acquisition Agreement and (ii) as of the Increased Amount Date, no Default or Event of Default referred to in clause (1), (6) or (7) of Section 10.01 shall have occurred and be continuing.  Upon any such request pursuant to this Section 2.01(c)(i) by the Company, the Company shall be deemed to have represented and warranted on and as of the date of the effectiveness of such Increased Amount Date, or as of the date of entry into the Limited Conditionality Acquisition Agreement, as applicable, that no Default or Event of Default (or, if applicable, no Default or Event of Default referred to in clause (1), (6) or (7) of Section 10.01) has occurred and is continuing.  Notwithstanding anything contained in this Agreement to the contrary, no Lender shall have any obligation whatsoever to participate in any increase described in this paragraph, and each Lender may at its option, unconditionally and without cause, decline to participate in such increase.”

(f)                                   Section 2.01(c)(ii) of the Credit Agreement is amended in full to read as follows:

“If any Lender is willing, in its sole and absolute discretion, to make Incremental Term Loans hereunder, it shall execute and deliver to the Administrative Agent an Incremental Term Loan Activation Notice specifying (i) the amount of such Incremental Term Loans, (ii) the applicable Incremental Term Maturity Date (which shall not be earlier than, in the case of Incremental Term Loans (other than Term B Loans), the then Initial Term Loan Maturity Date or, in the case of Incremental Term Loans which are Term B Loans, the latest maturity date then applicable to any Class of Term Loans which are Term B Loans), (iii) the amortization schedule for such Incremental Term Loans (the average weighted life of which shall not be shorter than that of, in the case of Incremental Term Loans (other than Term B

Loans), the remaining Weighted Average Life to Maturity of the Initial Term Loans (i.e., such Incremental Term Loans may amortize in annual amounts of up to 5% of the original principal amount of such Incremental Term Loans) or, in the case of Incremental Term Loans which are Term B Loans, if so specified in the applicable Incremental Facility Activation Notice, the Weighted Average Life to Maturity of the applicable Class of Term B Loans which are incurred under such Incremental Facility Activation Notice), (iv) the proposed original issue discount applicable to such Incremental Term Loans, if any, (v) in the case of any Incremental Term Loans which are Term B Loans only, the Applicable Margin for such Incremental Term Loans, provided that, if any Term B Loans (“Subsequently Incurred Term B Loans”) are incurred after an incurrence of Term B Loans under this Section, if the weighted average yield relating to any Subsequently Incurred Term B Loans exceeds the weighted average yield relating to any then outstanding Term B Loans (but only to the extent that the Incremental Facility Activation Notice related to such then outstanding Term B Loans shall elect for such Term B Loans to be covered by this proviso in respect of such Subsequently Incurred Term B Loans) immediately prior to the effectiveness of the applicable Incremental Facility Activation Notice by more than 0.50% (to be determined by the Administrative Agent consistent with generally accepted financial practices, after giving effect to margins, upfront or similar fees, or original issue discount, in each case shared with all lenders or holders thereof and applicable interest rate floors (but only to the extent that an increase in the interest rate floor applicable to the Term B Loans would result in an increase in an interest rate then in effect for the Term B Loans hereunder)), then the Applicable Margin relating to the applicable Term B Loans shall be adjusted so that the weighted average yield relating to such Subsequently Incurred Term B Loans shall not exceed the weighted average yield relating to the applicable Term B Loans by more than 0.50%, (vi) in the case of any Incremental Term Loans which are Term B Loans only, such Incremental Term Loans which are Term B Loans may have customary call-protection, including “soft-call” protection in connection with any repricing transaction, and (vii) in the case of any Incremental Term Loans which are Term B Loans only, such Incremental Term Loans which are Term B Loans may also, to the extent so provided in the applicable Incremental Facility Activation Notice, specify whether (w) the applicable Term B Lenders shall have any voting rights in respect of the financial covenants under the Basic Documents (including, without limitation, Sections 9.08, 9.09, 9.10 and 9.11 hereof) (it being agreed that if any Subsequently Incurred Term B Loans shall have such voting rights, all then outstanding Term B Loans shall also have similar voting rights), (x) any breach of such covenants would result in a Default or Event of Default for such Term B Lenders prior to an acceleration of Commitments and/or Loans by the applicable Lenders in accordance with the terms hereof as a result of such breach (it being agreed that if any Subsequently Incurred Term B Loans shall have such a default, all then outstanding Term B Loans shall also have a similar default), (y) any such Term B Loans will be subject to an “Excess Cash Flow” mandatory prepayment (it being understood that any such prepayment may apply to all then outstanding Term Loans also on a ratable basis) and (z) the applicable Term B Lenders shall be subject to any other representations and warranties, covenants or events of default that are different from the terms set forth in the Basic Documents as of the date of the incurrence of such Indebtedness; provided that, such Incremental Term Loans shall not have representations and warranties, covenants or events of default that are more restrictive, taken as a whole, than the representations and warranties, covenants or events of default set forth in the Basic Documents as of the date of incurrence of such Indebtedness unless such representations and warranties, covenants or events of default apply also to all other then outstanding Term Loans or only apply after the then Initial Term Loan Maturity Date or, in the case of Incremental Term Loans which are Term B Loans, the latest maturity date then applicable to any Class of Term Loans which are Term B Loans).  Any Other Lender that is willing to become a party hereto and a Lender hereunder (and which arrangement to become a party hereto and a Lender hereunder has been consulted by the Company with the Administrative Agent) shall execute and deliver to the Administrative Agent an Incremental Term Loan Activation Notice and enter into an Additional Lender Supplement.  Upon the execution by the Administrative Agent, the Company and such Other Lender of such Additional Lender Supplement, such Other Lender shall become and be deemed a party hereto and a “Lender” hereunder for all purposes hereof and shall enjoy all rights and assume all obligations on the part of the Lenders set forth in this Agreement, and the amount of its Incremental Term

Loans shall be the amount specified in its Additional Lender Supplement.”

3.                                      CAM Agreement.  Each undersigned Lender hereby confirms its authorization for the Administrative Agent, on behalf of the Lenders under the Credit Agreement, to enter into an amendment to that certain Collateral Allocation Agreement, dated as of September 28, 2016 (as amended, restated, supplemented or otherwise modified before the date hereof), among the Administrative Agent, on behalf of itself and the US Lenders, JPMorgan Chase Bank, N.A., Toronto Branch, as Multi-Currency Payment Agent, Barclays Bank PLC, as Australian Agent and on behalf of the Australian Lenders, Barclays Bank PLC, as Global Payment Agent and Barclays Bank PLC as Australian Security Trustee (each such term as defined therein) to allow the lenders under the Australian Credit Agreement (as the same may be modified to, among other things,  increase the aggregate outstanding principal amount of the term loans advanced thereunder to A$343,750,000) to benefit from such Collateral Allocation Agreement.

4.                                      Representations and Warranties.  On and as of the date hereof, each of the Parent and the Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 8 of the Credit Agreement and the representations and warranties in the Basic Documents mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Parent and the Company each hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.  Each of the Parent and the Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

5.                                      Effectiveness.  This Amendment shall become effective as of the date set forth above (the “Effective Date”) upon the satisfaction of the following conditions precedent:

(a)                                 Amendment.  The Administrative Agent shall have received this Amendment executed and delivered by the Administrative Agent, the Canadian Administrative Agent, the Parent, the Company, each of the other Borrowers and the Lenders party to the Credit Agreement constituting the “Majority Lenders” thereunder.

(b)                                 Security Documents. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Parent, the Company, and each Subsidiary Guarantor.

6.                                      Valid and Binding.  This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

7.                                      Payment of Expenses.  The Company agrees to pay or reimburse the Administrative Agent for all out-of-pocket costs and expenses incurred in connection with the Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

8.                                      Reference to and Effect on the Credit Agreement; Limited Effect.  On and after the Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.  This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Canadian Administrative Agent or the Administrative Agent.  Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

9.                                      Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

10.                               Loan Document; Integration.  This Amendment shall constitute a Basic Document.  This Amendment and the other Basic Documents represent the agreement of each Borrower, each Subsidiary Guarantor, the Canadian Administrative Agent, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Canadian Administrative Agent, the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Basic Documents.

11.                               GOVERNING LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

12.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts (which may include counterparts delivered by facsimile transmission), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

IRON MOUNTAIN INCORPORATED
IRON MOUNTAIN INFORMATION MANAGEMENT, LLC
IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By	/s/ Bao Tran
Name: Bao Tran
Title: Vice President and Treasurer

[Signature Page to Second Amendment]

IM CLOSE GMBH

By	/s/ Dr. Leonz Meyer
Name: Dr. Leonz Meyer
Title: Managing Director

[Signature Page to Second Amendment]

IRON MOUNTAIN EUROPE LTD
IRON MOUNTAIN HOLDINGS (EUROPE) LIMITED

By	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

[Signature Page to Second Amendment]

IRON MOUNTAIN SOUTH AMERICA S.À.R.L.

By	/s/ Manfred Schneider
Name: Manfred Schneider
Title: B Manager

IRON MOUNTAIN SOUTH AMERICA S.À.R.L.

By	/s/ Bao Tran
Name: Bao Tran
Title: A Manager

[Signature Page to Second Amendment]

IRON MOUNTAIN INTERNATIONAL (HOLDINGS) LIMITED

By	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

[Signature Page to Second Amendment]

IRON MOUNTAIN (UK) PLC

By	/s/ Patrick Keddy
Name: Patrick Keddy
Title: Director

[Signature Page to Second Amendment]

IRON MOUNTAIN AUSTRIA ARCHIVIERUNG GMBH

By	/s/ Robert Nedeljkovic
Name: Robert Nedeljkovic
Title: Managing Director

[Signature Page to Second Amendment]

IRON MOUNTAIN INTERNATIONAL HOLDINGS BV

By	/s/ Jeroen Strik
Name: Jeroen Strik
Title: Director B

[Signature Page to Second Amendment]

IRON MOUNTAIN LUXEMBOURG SERVICES
S.À R.L., LUXEMBOURG, SCHAFFHAUSEN BRANCH

By	/s/ Dr. Leonz Meyer
Name: Dr. Leonz Meyer
Title: Manager

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as
Administrative Agent and as a Lender

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, TORONTO BRANCH, as Canadian Administrative Agent and as a Canadian Lender

By:	/s/ Mohammad Hasan
Name: Mohammad Hasan
Title: Executive Director

[Signature Page to Second Amendment]

BARCLAYS BANK PLC

By:	/s/ Vanessa Kurbatskiy
Name: Vanessa Kurbatskiy
Title: Vice President

[Signature Page to Second Amendment]

Bank of America, N.A.

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

[Signature Page to Second Amendment]

Citizens Bank, N.A.

By:	/s/ Elizabeth Aigler
Name: Elizabeth Aigler
Title: Assistant Vice President

[Signature Page to Second Amendment]

People’s United Bank, National Association

By:	/s/ Kathryn Williams
Name: Kathryn Williams
Title: Vice President

[Signature Page to Second Amendment]

Fifth Third Bank

By:	/s/ Dan Komitor
Name: Dan Komitor
Title: Senior Relationship Manager

[Signature Page to Second Amendment]

HSBC Bank USA, N.A.

By:	/s/ Patrick Mueller
Name: Patrick Mueller
Title: Managing Director

[Signature Page to Second Amendment]

HSBC Bank plc

By:	/s/ Sneha Manohar
Name: Sneha Manohar
Title: Relationship Director

[Signature Page to Second Amendment]

The Huntington National Bank

By:	/s/ Jared Shaner
Name: Jared Shaner
Title: Vice President

[Signature Page to Second Amendment]

Credit Agricole Corporate and Investment Bank,

By:	/s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

By:	/s/ Dan Fahey
Name: Dan Fahey
Title: Vice President, Credit Agricole CIB

[Signature Page to Second Amendment]

KBC BANK NV, NEW YORK BRANCH

By:	/s/ Jana Sevcikova
Name: Jana Sevcikova
Title: Director, Corporate Banking, Central European Desk

By:	/s/ Susan M. Silver
Name: Susan M. Silver
Title: Managing Director

[Signature Page to Second Amendment]

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Emanuel Ma
Name: Emanuel Ma
Title: Vice President

[Signature Page to Second Amendment]

GOLDMAN SACHS BANK USA

By:	/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

[Signature Page to Second Amendment]

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By:	/s/ George Stoecklein
Name: George Stoecklein
Title: Managing Director

[Signature Page to Second Amendment]

PNC BANK CANADA BRANCH

By:	/s/ Caroline Stade
Name: Caroline Stade
Title: Senior Vice President, PNC Bank Canada Branch

[Signature Page to Second Amendment]

ROYAL BANK OF CANADA

By:	/s/ Sheena Lee
Name: Sheena Lee
Title: Authorized Signatory

[Signature Page to Second Amendment]

SCOTIABANK EUROPE PLC

By:	/s/ Matt Tuskin
Name: Matt Tuskin
Title: Director

By:	/s/ Steve Dobson
Name: Steve Dobson
Title: Managing Director

[Signature Page to Second Amendment]

The Bank of Nova Scotia

By:	/s/ Mauricio Saishio
Name: Mauricio Saishio
Title: Director

[Signature Page to Second Amendment]

STIFEL BANK & TRUST

By:	/s/ Benjamin L. Dodd
Name: Benjamin L. Dodd
Title: Senior Vice President

[Signature Page to Second Amendment]

SUNTRUST BANK

By:	/s/ Jason Crowley
Name: Jason Crowley
Title: Vice President

[Signature Page to Second Amendment]

TD BANK, N.A.

By:	/s/ Alan Garson
Name: Alan Garson
Title: Senior Vice President

[Signature Page to Second Amendment]

WEBSTER BANK, N.A.

By:	/s/ Samuel Pepe
Name: Samuel Pepe
Title: V.P.

[Signature Page to Second Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Karen H. McClain
Name: Karen H. McClain
Title: Managing Director

[Signature Page to Second Amendment]

EXHIBIT A

ACKNOWLEDGMENT AND CONFIRMATION

ACKNOWLEDGMENT AND CONFIRMATION, dated as of           , 2018 (this “Acknowledgment”), to:

1.                                      the AMENDED AND RESTATED PARENT GUARANTY, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Parent Guaranty”), made among IRON MOUNTAIN INCORPORATED, a Delaware corporation (the “Parent”), JPMORGAN CHASE BANK, N.A., as agent for the lenders or other financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Administrative Agent”); and JPMORGAN CHASE BANK, N.A., TORONTO BRANCH, as agent for the Canadian lenders or other Canadian financial institutions or entities party, as lenders, to the Credit Agreement referred to below (in such capacity, together with its successors in such capacity, the “Canadian Administrative Agent”);

2.                                      the AMENDED AND RESTATED COMPANY GUARANTY, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Company Guaranty”), made among IRON MOUNTAIN INFORMATION MANAGEMENT, LLC, a Delaware limited liability company (the “Company”), the Administrative Agent and the Canadian Administrative Agent;

3.                                            the AMENDED AND RESTATED SUBSIDIARY GUARANTY, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Subsidiary Guaranty”, and, together with the Parent Guaranty and the Company Guaranty, the “Guaranties”, and each a “Guaranty”), among each of the corporations and limited liability companies from time to time party thereto as subsidiary guarantors, of whom the applicable parties are identified under the caption “SUBSIDIARY GUARANTORS” on the signature pages hereto (each such identified party, a “Subsidiary Guarantor” and, collectively, the “Subsidiary Guarantors” and, collectively with the Parent and the Company, the “Guarantors”), the Administrative Agent and the Canadian Administrative Agent;

4.                                            the AMENDED AND RESTATED PARENT PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Parent Pledge Agreement”), between the Parent and the Administrative Agent;

5.                                            the AMENDED AND RESTATED COMPANY PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Company Pledge Agreement”), between the Company and the Administrative Agent;

6.                                            the AMENDED AND RESTATED SUBSIDIARY PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Subsidiary Pledge Agreement”), among the Subsidiary Guarantors and the Administrative Agent; and

7.                                            the AMENDED AND RESTATED CANADIAN BORROWER PLEDGE AGREEMENT, dated as of July 2, 2015 (as amended, supplemented or otherwise modified from time to time, including this Acknowledgment, the “Canadian Borrower Pledge Agreement”, and together with the Parent Pledge Agreement, the Company Pledge Agreement and the Subsidiary Pledge Agreement, the “Security Documents” and each a “Security Document”), among each of the companies identified under the caption “CANADIAN BORROWERS” on the signature pages hereto (each individually, a “Canadian Borrower” and, collectively, the “Canadian Borrowers” and collectively with the Parent, the Company and the Subsidiary Guarantors, the “Relevant Obligors”) and the Canadian Administrative Agent.

W I T N E S S E T H:

WHEREAS, reference is made to the Credit Agreement, dated as of June 27, 2011, as amended and restated as of July 2, 2015 and as further amended and restated as of August 21, 2017 and amended by a First Amendment dated as of December 12, 2017  (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among the Parent, the Company, certain subsidiaries of the Parent from time to time party thereto, the Administrative Agent, the Canadian Administrative Agent and the other parties thereto;

WHEREAS, the Parent, the Company, and certain subsidiaries of the Parent, the Administrative Agent, the Canadian Administrative Agent and the other parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement pursuant to a Second Amendment, dated as of March 22, 2018 (the “Amendment”; the Existing Credit Agreement, as amended by the Amendment, the “Credit Agreement”);

WHEREAS, it is a condition precedent to the effectiveness of the Amendment that the Relevant Obligors shall have executed and delivered this Acknowledgment to the Administrative Agent and the Canadian Administrative Agent.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each of the Relevant Obligors hereby agrees with the Administrative Agent and the Canadian Administrative Agent as follows:

(a)                                 Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

(b)                                 Each Relevant Obligor hereby agrees, with respect to each Guaranty or Security Document to which it is a party, that:

(A)                               all of its obligations, liabilities and indebtedness under such Guaranty or Security Document remain in full force and effect on a continuous basis after giving effect to the Amendment;

(B)                               it ratifies the Guaranties and the Security Documents to which it is a party;

(C)                               all of the Liens and security interests created and arising under such Security Document remain in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, and having the same perfected status and priority, after giving effect to the Amendment, as collateral security for the Secured Obligations (as such term is defined in such Security Document); and

(D)                               it agrees that each of the representations and warranties made by such Relevant Obligor in or pursuant to the Guaranty or Security Document to which it is a party

42

is true and correct in all material respects (or if qualified by materiality, is true and correct in all respects as so qualified) on and as of the date hereof as if made on and as of the date hereof, except to the extent expressly made as of an earlier date, in which case such representations and warranties were so true and correct as of such earlier date.

(c)                                  Each Relevant Obligor agrees that it shall take any action reasonably requested by the Administrative Agent or Canadian Administrative Agent in order to confirm or effect the intent of this Acknowledgment.

(d)                                 This Acknowledgement is a Basic Document and shall (unless expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.

(e)                                  Neither this Acknowledgement nor the execution, delivery or effectiveness of Amendment shall extinguish the obligations outstanding under the Guaranties, the Security Documents or the other Basic Documents or discharge or release the lien or priority of the Security Documents.  Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Guaranties, the Security Documents or the other Basic Documents or instruments securing the same, which shall remain in full force and effect, except to any extent modified hereby or by instruments executed concurrently herewith.  Nothing implied in this Acknowledgement, the Credit Agreement, the Guaranties, the Security Documents, the other Basic Documents or in any other document contemplated hereby or thereby shall be construed as a release or other discharge of the Borrower or any other Relevant Obligor from any of its obligations and liabilities as a “Borrower,” “Guarantor,” “Obligor” or “Grantor” under the Credit Agreement, the Guaranties, the Security Documents or any other Basic Document.  Each of the Credit Agreement, the Guaranties and the Security Documents shall remain in full force and effect, until (as applicable) and except to any extent modified hereby or in connection herewith.

(f)                                   This Acknowledgment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

(g)                                  This Acknowledgment may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

43

IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

PARENT:

IRON MOUNTAIN INCORPORATED

By:
Name: Bao Tran
Title: Vice President and Treasurer

COMPANY:

IRON MOUNTAIN INFORMATION MANAGEMENT, LLC

By:
Name: Bao Tran
Title: Vice President and Treasurer

SUBSIDIARY GUARANTORS:

IRON MOUNTAIN FULFILLMENT SERVICES, INC.
IRON MOUNTAIN INTELLECTUAL PROPERTY MANAGEMENT, INC.
IRON MOUNTAIN GLOBAL LLC
IRON MOUNTAIN US HOLDINGS, INC.
IRON MOUNTAIN SECURE SHREDDING, INC.
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES, INC.
IRON MOUNTAIN GLOBAL HOLDINGS, INC.
NETTLEBED ACQUISITION CORP.
IRON MOUNTAIN DATA CENTERS, LLC
IRON MOUNTAIN DATA CENTERS SERVICES, LLC

By:
Name: Bao Tran
Title: Vice President and Treasurer

[Signature Page to Acknowledgement and Confirmation]

CANADIAN BORROWERS:

IRON MOUNTAIN CANADA OPERATIONS ULC
IRON MOUNTAIN INFORMATION MANAGEMENT SERVICES CANADA, INC.
IRON MOUNTAIN SECURE SHREDDING CANADA, INC.

By:
Name: Bao Tran
Title: Vice President and Treasurer

[Signature Page to Acknowledgement and Confirmation]